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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: December 12, 2001
                        (Date of earliest event reported)


                                    TIVO INC.
             (exact name of registrant as specified in its charter)


           Delaware                 Commission File:
 (State or other jurisdiction          000-27141              77-0463167
     of incorporation or            ----------------       -------------------
        organization)                                      (I.R.S. Employer
                                                           Identification No.)



                                2160 Gold Street
                                  P.O. Box 2160
                            Alviso, California 95002
          (Address of Principal executive offices, including zip code)

                                 (408) 519-9100
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On January 8, 2002, we introduced our new TiVo Series2 digital video recorder. TiVo's next-generation digital video recorder offers more recording capacity at a lower cost and will enable new entertainment services such as digital music, digital photos, broadband video-on-demand, and video party games.

     On January 8, 2002, we also announced strategic partnerships with each of RealNetworks, Inc., Jellyvision and Radiance Technologies, Inc. to deliver new entertainment services for our TiVo Series2 digital video recorder. Through these partnerships, we intend to distribute new digital music, video party games and video-on-demand services.

     On December 12, 2001, SONICblue Incorporated filed a lawsuit against us in the U.S. District Court for the Northern District of California, alleging that it is the owner of United States Patent No. 6,324,338, entitled "Video Data Recorder with Integrated Channel Guides," and alleging further that we have willfully and deliberately infringed the patent by making, using, offering to sell and/or selling within the United States the TiVo digital video recorder. SONICblue seeks declaratory relief, preliminary and permanent injunctions against our operations, unspecified monetary damages and attorneys' fees and costs. We believe we have meritorious defenses against this lawsuit and intend to defend ourselves vigorously; however, we could be forced to incur material expenses during this litigation and, in the event we were to lose the lawsuit, our business could be harmed.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the formation of strategic partnerships with RealNetworks, Inc., Jellyvision and Radiance Technologies, Inc. and the SONICblue litigation. You can identify forward-looking statements by use of forward-looking terminology such as "believes," "anticipates," "expects," "plans," "may," "will," "intends" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance, as well as the "Factors That May Affect Future Operating Results" and other risks detailed in our Annual Report on Form 10-K for the period ended December 31, 2000, our Transition Report on Form 10-K for the period ended January 31, 2001, and our Quarterly Reports on Form 10-Q for the periods ended April 30, 2001, July 31, 2001 and October 31, 2001, filed with the Securities and Exchange Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date of this Current Report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                        TIVO INC.


Date:    January 8, 2002                By:  /s/ David H. Courtney
       -------------------                 -------------------------------------
                                           David H. Courtney
                                             Chief Financial Officer and
                                             Executive Vice President, Worldwide
                                             Operations and Administration